EXHIBIT 99.2

XLI TECHNOLOGIES, INC.

(formerly Mineria Y Exploraciones Olympia, Inc.)

Pro-Forma Consolidated Financial Statements

For the period ended August 31, 2015

(unaudited – prepared by management)

Pro-Forma Balance Sheets	2

Pro-Forma Statements of Operations for the three months ended August 31, 2015	3

Pro-Forma Statements of Operations for the year ended May 31, 2015	4

Notes to the Pro-Forma Financial Statements	5

1

XLI TECHNOLOGIES, INC.

Pro-Forma Balance Sheets

(unaudited)

	XLI Technologies Inc. as at August 31, 2015 $	Bosch International, LLC as at August 31, 2015 $	Pro-Forma Adjustments $	Pro-Forma Consolidated $
			(Note 3)
ASSETS
Cash	–	35	–	35
Inventory	–	156,510	–	156,510

Total Assets	–	156,545	–	156,545

LIABILITIES

Current Liabilities
Accounts payable and accrued liabilities	17,429	25,000	–	42,429
Due to related parties	83,753	–	(83,753)	–
Loan payable	–	250,000	–	250,000

Total Liabilities	101,182	275,000	(83,753)	292,429

STOCKHOLDERS' EQUITY (DEFICIT)
Member's interest	–	40	(40)	–
Common stock
550,000,000 shares authorized; $.001 Par value	75,000	–	25,000	100,000
Additional paid-in capital	–	–	(117,389)	(117,389)
Accumulated deficit	(176,182)	(118,495)	176,182	(118,495)

Total Stockholders' Equity (Deficit)	(101,182)	(118,455)	83,753	(135,884)

Total Liabilities and Stockholders' Equity (Deficit)	–	156,545	–	156,545

2

XLI TECHNOLOGIES, INC.

Pro-Forma Statements of Operations

For the Three Months Ended August 31, 2015

(Expressed in US dollars)

(unaudited)

	XLI Technologies Inc. for the three months ended August 31, 2015 $	Bosch International, LLC for the three months ended August 31, 2015 $	Pro-Forma Adjustments $	Pro-Forma Consolidated $

Revenues	–	–	–	–

Operating Expenses
General and administrative	10,638	93,483	–	104,121

Total Operating Expenses	10,638	93,483	–	104,121

Other expenses
Interest expense	–	25,000	–	25,000

Net Loss	(10,638)	(118,483)	–	(129,121)

Pro Forma Loss Per Share (Note 5)

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XLI TECHNOLOGIES, INC.

Pro-Forma Statements of Operations

For the Year Ended May 31, 2015

(Expressed in US dollars)

(unaudited)

	XLI Technologies Inc. for the year ended May 31, 2015 $	Bosch International, LLC for the year ended May 31, 2015 $	Pro-Forma Adjustments $	Pro-Forma Consolidated $

Revenues	–	–	–	–

Operating Expenses
Exploration costs	2,150	–	–	2,150
General and administrative	50,040	12	–	50,052

Total Operating Expenses	52,190	12	–	52,202

Net Loss	(52,190)	(12)	–	(52,202)

Pro Forma Loss Per Share (Note 5)

4

XLI TECHNOLOGIES, INC.

Notes to the Pro-Forma Consolidated Financial Statements

(unaudited)

1.	Basis of Presentation

On October 20, 2015, XLI Technologies, Inc. (formerly Mineria Y Exploraciones Olympia, Inc.) ("XLI" or the "Company") entered into a share exchange agreement with Bosch International, LLC ("Bosch"), a private corporation formed under the laws of the State of Nevada on May 7, 2015. Under the terms of the agreement, XLI acquired 100% of the issued and outstanding membership interests of Bosch from its sole member (the "Bosch Member") in exchange for 25,000,000 restricted common shares of the Company. In addition, on October 14, 2015, the former President and Director of XLI sold 50,000,000 restricted Company common shares to the Bosch Member in a private transaction. As a result of these transactions, the Company has 100,000,000 issued and outstanding common shares, of which the Bosch Member holds 75,000,000 common shares and is the sole officer and director of the Company, resulting in a reverse merger whereby Bosch is considered the accounting acquirer.

These unaudited pro forma financial statements ("pro forma financial statements") have been prepared in accordance with accounting principles generally accepted in the United States ("US GAAP") and are expressed in US dollars. These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual and interim financial statements of XLI.

These pro forma financial statements have been compiled from and include:

(a)	an unaudited pro forma balance sheet combining the unaudited interim balance sheet of XLI and Bosch as at August 31, 2015, giving effect to the transaction as if it occurred on August 31, 2015;

(b)

an unaudited pro forma statement of operations combining the unaudited interim statement of operations of XLI and Bosch for the three months ended August 31, 2015, giving effect to the transaction as if it occurred on June 1, 2015; and

(c)

an unaudited pro forma statement of operations combining the unaudited statement of operations of XLI and Bosch for the year ended May 31, 2015, giving effect to the transaction as if it occurred on June 1, 2014..

The unaudited pro forma financial statements have been compiled using the significant accounting policies as set out in the audited financial statements of XLI for the year ended May 31, 2015. Based on the review of the accounting policies of XLI and Bosch, there are no material accounting differences between the accounting policies of the companies. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of XLI.

It is management's opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with XLI's accounting policies. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction. The pro forma statement of operations does not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

The unaudited pro forma financial statements are not intended to reflect the results of operations or the financial position of XLI which would have actually resulted had the proposed transaction been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future. The pro forma adjustments and allocations of the purchase price for Bosch are based in part on provisional estimates of the fair value of the assets acquired and liabilities assumed. Any final adjustments may change the allocation of purchase price which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma consolidated financial statements.

5

XLI TECHNOLOGIES, INC.

Notes to the Pro-Forma Consolidated Financial Statements

(unaudited)

2.	Share Exchange Agreement between XLI Technologies, Inc. and Bosch International, LLC

On October 20, 2015, the Company entered into a share exchange agreement with Bosch and the Bosch Member for all of the issued and outstanding member interests of Bosch.

Pursuant to the agreement, XLI acquired all of the outstanding membership interest of Bosch (100% of the member interests) in exchange for 25,000,000 restricted Company common shares, which were issued to James Schramm as the Bosch Member. As a result of the share exchange agreement, the Bosch Member controls approximately 75% of the issued and outstanding common shares of XLI and is the sole officer and director of the Company, resulting in a change in control. The transaction was accounted for as a reverse recapitalization transaction, given the fact that the Company held no net monetary assets at the date of the merger transaction. As Bosch is deemed to be the purchaser for accounting purposes under recapitalization accounting, these pro forma financial statements are presented as a continuation of Bosch. The equity of Bosch is presented as the equity of the combined company and the capital stock account of Bosch is adjusted to reflect the par value of the outstanding and issued common stock of the legal acquirer (XLI) after giving effect to the number of shares issued in the share exchange agreement.

3.	Pro Forma Assumptions and Adjustments

The unaudited pro-forma consolidated financial statements incorporate the following pro forma assumptions and adjustments:

(a)

For purposes of these pro-forma consolidated financial statements, it is assumed that the sole member of Bosch exchanged his member interests for 25,000,000 common shares of XLI, at a rate of 250,000 common shares of XLI per member interest.

(b)	The amounts due to related parties of $83,753 was forgiven and released as part of the share exchange agreement on October 20, 2015.

4.	Pro-Forma Common Shares

Pro-forma common shares as at August 31, 2015 has been determined as follows:

	Number of Common Shares	Par Value $	Additional Paid-in Capital $

Issued and outstanding common shares of XLI	75,000,000	75,000	–
Issued and outstanding members interests of Bosch	100	40	–
Eliminate issued and outstanding members interests of Bosch	(100)	(40)	40
Issuance of common shares for acquisition	25,000,000	25,000	(117,429)

Pro-forma balance, August 31, 2015	100,000,000	100,000	(117,389)

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XLI TECHNOLOGIES, INC.

Notes to the Pro-Forma Consolidated Financial Statements

(unaudited)

5.	Pro-Forma Loss Per Share

Pro-forma basic and diluted loss per share for the three months ended August 31, 2015 and for the year ended May 31, 2015 have been calculated based on the weighted average number of XLI common shares outstanding plus the common shares issued for the acquisition of Bosch.

	Three months ended August 31, 2015	Year Ended May 31, 2015

Basic pro forma loss per share computation

Numerator:
Pro forma net loss available to stockholders	$(129,121)	$(52,202)

Denominator:
Weighted average issued and outstanding common shares of XLI	75,000,000	75,000,000
Common shares issued for acquisition of Bosch	25,000,000	25,000,000
Pro forma weighted average shares outstanding	100,000,000	100,000,000

Basic and diluted pro forma loss per share	(0.00)	(0.00)

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